UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	February 23, 2024
(Date of earliest event reported)

BANK OF HAWAII CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Merchant Street	Honolulu	Hawaii	96813
(Address of principal executive offices)	(City)	(State)	(Zip Code)

(888) 643-3888

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BOH	New York Stock Exchange

Depository Shares, Each Representing 1/40th Interest in a Share of 4.375% Fixed Rate Non-Cumulative Preferred Stock, Series A	BOH.PRA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2024, the Human Resources and Compensation Committee of the Board of Directors of the Company (the “Committee”) approved the following actions relative to salary and performance-based bonus awards for the Company’s designated 2023 Named Executive Officers (the “NEOs”):

Named Executive Officer	2023 EIP Award	2024 Base Salary
Peter S. Ho Chairman, CEO, and President	$600,000	$885,800
Dean Y. Shigemura Vice Chairman, CFO	$360,000	$448,050
Marco A. Abbruzzese Vice Chair, Wealth Management	$265,000	$437,000
Matthew K. M. Emerson Vice Chair, Chief Strategy Officer	$300,000	$437,750
S. Bradley Shairson Vice Chair, Deputy Chief Risk Officer	$400,000	$450,000

The Company follows a pay-for-performance philosophy. Our compensation plans are designed to focus NEOs on goals that align with business strategy, operating performance and shareholder values. In support of our philosophy, performance-based awards pay out only when pre-determined results are achieved. The 2023 EIP Awards were determined based on the achievement of pre-established performance measures set by the Committee under the shareholder-approved Company 2014 Stock and Incentive Plan (the “Plan”) and the Executive Incentive Plan (EIP).

On February 23, 2024, the Committee also awarded performance-based Restricted Stock Unit Grants (“RSUs”) to certain of the Company’s NEOs pursuant to the terms of the Plan. The RSUs awarded to the NEOs are shown in the table below:

GRANTEE	RSUs
Peter S. Ho	29,412
Dean Y. Shigemura	5,474
Marco A. Abbruzzese	5,474
Matthew K. M. Emerson	5,474
S. Bradley Shairson	9,804

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

10.1	Bank of Hawaii Corporation 2014 Stock and Incentive Plan - Restricted Stock Unit Grant Agreement (Performance Based)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2024	Bank of Hawaii Corporation

	By:	/s/ Patrick M. McGuirk
Patrick M. McGuirk
Vice Chair and Chief Administrative Officer